UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 7, 2004

__________________________________

LEFT RIGHT MARKETING TECHNOLOGY, INC.

(Exact name of registrant as specified in charter)

__________________________________________

Delaware	0-9047	02-0314487
(State of other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

6600 Amelia Earhart Court
Las Vegas, Nevada	89119
(Address of Principal Executive Office)	(Zip Code)

Registrant's telephone number, including are code: (702) 260-9305

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) Resignation of Officers

        Effective November 5, 2004, Arnaldo F. Galassi resigned as Chief Financial Officer and a Director of the Company and Mark Newburg resigned as Senior Vice President, Chief Operating Officer and a Director of the Company.

        Both will remain as consultants to the Company until suitable replacements are found.

Section 8 - Other Events

Item 8.01 Other Events.

Press Releases

        On September 7, 2004, the Company issued a press release to announce that it entered into a strategic partnership with Vcommerce Corporation, a leading provider of multi-channel retail technology and solutions.

        On September 28, 2004, the Company issued a press release to announce that the Company's Chairman, Rock Newman will take to the airwaves to proactively promote the launch of CrazyGrazer.com on October 1, 2004.

        On September 30, 2004, the Company issued a press release to announce that the Company's Chairman, Rock Newman, and President/CEO, Mick Hall, traveled to New York City to promote and launch CrazyGrazer.com on October 1, 2004.

        On October 1, 2004, the Company issued a press release to announce the launch of its wholly owned subsidiary's retail E-Commerce site, CrazyGrazer.com.

        On October 6, 2004 and October 7, 2004, the Company issued press releases to announce that Mr. Newman has been promoting CrazyGrazer.com on such nationally syndicated shows as: "The Jim Rome Show," MSNBC/WFAN's "Imus In The Morning" show, ESPN's "Cold Pizza," Sporting News Radio, ESPNews, and many other top market sports and business programs.

        On November 2, 2004, the Company issued a press release to announce that CrazyGrazer.com appeared on the nationally syndicated "Ellen Degeneres Show" and "Tony Danza Show" on November 1, 2004.

        On November 4, 2004, the Company issued a press release to announce that CrazyGrazer.com was featured in Internet Retailer Magazine's November, 2004 edition for its business strategy.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1	Press Release dated September 7, 2004
99.2	Press Release dated September 28, 2004
99.3	Press Release dated September 30, 2004
99.4	Press Release dated October 1, 2004
99.5	Press Release dated October 6, 2004
99.6	Press Release dated October 7, 2004
99.7	Press Release dated November 2, 2004
99.8	Press Release dated November 4, 2004

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                            LEFT RIGHT MARKETING TECHNOLOGY, INC.

                                                                                            By: /S/Richard M. "Mick" Hall

                                                                                                  Richard M. "Mick" Hall, President

Date: November 16, 2004